Prospectus Supplement                            81619 3/02
dated March 18, 2002 to:

PUTNAM HIGH YIELD TRUST II
Prospectuses dated December 30, 2001

The fund's Trustees have approved in principle the merger of this fund into Putnam High Yield Trust, a fund that seeks high current income, with capital growth as a secondary goal when consistent with achieving high current income, by investing mainly in bonds that are obligations of U.S. corporations, are below investment-grade in quality (junk bonds) and have intermediate to long-term maturities (three years or longer). For more information about Putnam High Yield Trust, please call 1-800-225-1581 for a prospectus. Completion of the merger is subject to a number of conditions, including final approval by the fund's Trustees. Putnam High Yield Trust II does not expect to accept investments after April 15, 2002, except from defined contribution plans then invested in the fund.


Prospectus Supplement                            81608 3/02
dated March 18, 2002 to:

PUTNAM NEW CENTURY GROWTH FUND
Prospectuses dated October 30, 2001

The fund's Trustees have approved in principle the merger of this fund into Putnam Voyager Fund II, a fund that seeks long-term growth of capital by investing mainly in common stocks of U.S. companies, with a focus on growth stocks. For more information about Putnam Voyager Fund II, please call 1-800-225-1581 for a prospectus. Completion of the merger is subject to a number of conditions, including final approval by the fund's Trustees and approval by shareholders of the fund at a shareholder meeting expected to be held within approximately the next six months. Putnam New Century Growth Fund does not expect to accept investments after April 15, 2002, except from defined contribution plans then invested in the fund.


Prospectus Supplement                            81618 3/02
dated March 18, 2002 to:


PUTNAM TECHNOLOGY FUND
Prospectuses dated May 30, 2001

The fund's Trustees have approved in principle the merger of this fund into Putnam Voyager Fund II, a fund that seeks long-term growth of capital by investing mainly in common stocks of U.S. companies, with a focus on growth stocks. Unlike the fund, Putnam Voyager Fund II does not concentrate its investments in the technology sector. For more information about Putnam Voyager Fund II, please call 1-800-225-1581 for a prospectus. Completion of the merger is subject to a number of conditions, including final approval by the fund's Trustees and approval by shareholders of the fund at a shareholder meeting expected to be held within approximately the next six months. Putnam Technology Fund does not expect to accept investments after April 15, 2002, except from defined contribution plans then invested in the fund.